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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               December 21, 2000
                               -----------------
                Date of Report (Date of earliest event reported)


                                EMACHINES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                        000-29715                94-3311182
-----------------------------    ------------------------   -------------------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)


                          14350 Myford Road, Suite 100
                            Irvine, California 92606
                   (Address of principal executive offices)


                               (714) 481-2828
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              (Registrant's telephone number, including area code)


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Item 5.    Other Events

     On December 21, 2001, we announced the appointment of John A. (Jay) Muskovich as our Executive Vice President and Chief Financial Officer. A copy of our employment agreement with Mr. Muskovich is attached to this report as
Exhibit 99.1.

     On February 15, 2001, we issued a press release reporting the results of our quarter and fiscal year ended December 30, 2000 as well as other corporate matters. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated by reference into this Item 5.

     On February 26, 2001, we issued a press release announcing the appointment of Wayne R. Inouye as our President and Chief Executive Officer and as a member of our Board of Directors effective March 5, 2001. The press release also announced the resignation of Stephen A. Dukker from those positions. A copy of the press release is attached to this current report as Exhibit 99.3 and is incorporated by reference into this Item 5. A copy of our employment agreement with Mr. Inouye is attached to this report as Exhibit 99.4, and a copy of our settlement agreement with Mr. Dukker is attached as Exhibit 99.5.

Item 7.  Financial Statements and Exhibits.

     99.1      Employment agreement, dated December 18, 2000, with John A.
               Muskovich

     99.2 Press Release, dated February 15, 2001, regarding fourth quarter and fiscal year 2000 results

     99.3 Press release, dated February 26, 2001, regarding senior executive changes

     99.4      Employment agreement, dated February 23, 2001, with Wayne R.
               Inouye

     99.5 Confidential Settlement Agreement and Mutual Release, dated February 25, 2001, between eMachines and Stephen A. Dukker

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMACHINES, INC.

Date: March 8, 2001                      By: /s/ JOHN A. MUSKOVICH
                                            ---------------------------------
                                         Name:   John A. Muskovich
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


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                              INDEX TO EXHIBITS


  Exhibit                           Description
 ---------  -------------------------------------------------------------------
   99.1     Employment agreement, dated December 18, 2000, with John A.
            Muskovich

   99.2 Press Release, dated February 15, 2001, regarding fourth quarter and fiscal year 2000 results

   99.3 Press release, dated February 26, 2001, regarding senior executive changes

   99.4     Employment agreement, dated February 23, 2001, with Wayne R. Inouye

   99.5 Confidential Settlement Agreement and Mutual Release, dated February 25, 2001, between eMachines and Stephen A. Dukker